                                                                   EXHIBIT 10.23
                                                CONFIDENTIAL TREATMENT REQUESTED

                             WORLDCOM DATA SERVICES
                                 (REVENUE PLAN)

This Application for Data Services (THE "AGREEMENT") is made by INTERCEPT COMMUNICATIONS TECHNOLOGIES, L.L.C., ("CUSTOMER"), a Georgia corporation with its principal office at 3150 HOLCOMB BRIDGE ROAD, SUITE 200, NORCROSS, GA 30071, ("CUSTOMER"), and WORLDCOM, INC., a Georgia corporation ("WORLDCOM"), for service described below.

1.  SERVICES: Interexchange telecommunications service (THE "PRIVATE LINE
    --------
SERVICE") and frame relay service (THE "FRAME RELAY SERVICE") shall be provided by WorldCom pursuant to the applicable tariffs of WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom, (THE "TARIFFS"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to Customer. For purposes of this Agreement, Private Line Service and Frame Relay Service shall be collectively referred to as the "SERVICE".

2.  TERMS AND CONDITIONS: The parties agree that the terms and conditions of
    --------------------
this Agreement shall supplement, or to the extent they are inconsistent with the Tariffs, supersede the terms and conditions of the Tariffs.

3.  REVENUE PLAN SERVICE TERM/COMMENCEMENT/COMMITMENT:
    -------------------------------------------------

    CUSTOMER COMMITMENT PERIOD:         THIRTY-SIX (36) MONTH(S)

    MINIMUM MONTHLY COMMITMENT:         $***
    (Based on the Customer's monthly Qualifying Charges for Services before the application of discounts)

     COMMENCEMENT DATE: For the purposes of this Agreement, the "Commencement Date" will be the next billing cycle following the date this Agreement has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "Credit Review").

     COMMITMENT COMMENCING DATE: is to be the same as following the Commencement Date above.

     COMMITMENT ENDING DATE: is to be thirty-six (36) months following the Commitment Commencement Date above.

4.   APPLICATION OF DISCOUNTS:  Commencing as of the Commencement Date set forth
     ------------------------
in Section 3 above and continuing through the Commitment Ending Date, WorldCom agrees to: Aggregate (i) monthly Qualifying Charges for Private Line Service (before the application of discounts), and (ii) monthly recurring Network Node charges for Frame Relay Service (before the application of discounts) in determining Customer's monthly revenue level and corresponding discount for domestic Private Line and Frame Relay Service.

5.   PROPRIETARY INFORMATION:
     -----------------------
     (a) Confidential Information:  The parties understand and agree that the
         ------------------------
terms and conditions of this Agreement, all documents referenced and invoices to Customer for Service provided hereunder, communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are confidential as between Customer and WorldCom.


------------------------
***Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

     (b) Limited Disclosure:  A party shall not disclose Confidential
         ------------------
Information unless subject to discovery or disclosure pursuant to legal process, or to any party other than the directors, officers, and employees of a party or a party's agents including their respective brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.
     (c) Press Releases:  The parties further agree that any press release,
         --------------
advertisement or publication generated by a party regarding this Agreement, the Service provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.
     (d) Survival of Confidentiality:  The provisions of this Section 7 [SIC]
         ---------------------------
will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement or (ii) one (1) year from the termination of all Service hereunder.

6.   LETTER OF AGENCY ("LOA"):  The Undersigned [duly authorized representative
     ------------------------
of Customer] hereby authorizes WorldCom, if requested by Customer, to provision Customer's Local Access. This LOA supersedes all previous LOAs and shall remain in effect until canceled by Customer in writing.

7.   PRICING:  (a)  Rates and discounts for domestic Private Line Service and
     -------
domestic Frame Relay Service during the Service Commitment Period are as described below.
     (b) Rates and discounts for International Services shall be as set forth in WorldCom's Service Orders (THE "SERVICE ORDERS").

     A.   WORLDCOM PRIVATE LINE - DS-0 PRICE SCHEDULE
          -------------------------------------------
     (BASED ON THREE (3) YEARS/$*** TOTAL MINIMUM MONTHLY COMMITMENT)

     Circuit  length: ***
     DS-O Price = *** per month + *** per month.

     Circuit length: ***
     DS-0 Price = *** month + *** per month.

     MONTHLY VOLUME                 DS-0 DISCOUNT SCHEDULE
     --------------                 ----------------------

          ***                                 ***
     B.   WORLDCOM PRIVATE LINE - FT-1 PRICE SCHEDULE
          -------------------------------------------
     (BASED ON THREE (3) YEARS/$/*** TOTAL MINIMUM MONTHLY COMMITMENT) FT-1 Price = *** per month + *** per month.

     MONTHLY VOLUME                 FT-1 DISCOUNT SCHEDULE
     --------------                 ----------------------

           ***                                ***
     MULTICHANNEL DISCOUNTS
     ----------------------
     # CHANNELS                     DISCOUNT
     ----------                     --------

         ***                          ***


This agreement is valid if executed by Customer and returned to WorldCom within
                             45 days from 2/27/98.
Mail to: Sales Contract Admin., WorldCom, Inc., 47801-55 North, 5th Floor,
                               Jackson, MS 39211
------------------------
***Omitted pursuant to a request for confidential treatment and filed separately with the Commission.

     C.   WORLDCOM PRIVATE LINE - DS-1 PRICE SCHEDULE
          -------------------------------------------
     (based on THREE (3) years/$*** Total Minimum Monthly Commitment) DS-1 Price = *** per month + *** per month.

     MONTHLY VOLUME                 DS-1 DISCOUNT SCHEDULE
     --------------                 ----------------------

           ***                                ***
     D.   WORLDCOM FRAME RELAY NETWORK NODE BASE RATES (DOMESTIC U.S. ONLY)

                                      MONTHLY RECURRING
     PORT SPEED (KBPS)              NETWORK NODE BASE RATES
     -----------------              -----------------------

            ***                                ***
        WORLDCOM FRAME RELAY CIR BASE RATES (DOMESTIC U.S. ONLY)
        -----------------------------------

                                    MONTHLY RECURRING
     CIR (KBPS)                      CIR BASE RATES
     ----------                      --------------

         ***                               ***
        WORLDCOM FRAME RELAY DISCOUNTS (DOMESTIC U.S. ONLY)
        ------------------------------
        (BASED ON THREE (3) YEARS, $***/ TOTAL MINIMUM MONTHLY COMMITMENT)

        MONTHLY VOLUME        DISCOUNT
        --------------        --------

             ***                 ***
8.   WAIVER OF DOMESTIC PRIVATE LINE INSTALLATION CHARGES:  Commencing with the
     ----------------------------------------------------
Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom domestic installation charges and LEC installation charges (collectively "Installation Waivers") in an amount not to exceed /***/ following the Commencement Date (THE "NEW SERVICE").

9.   WAIVER OF DOMESTIC FRAME RELAY INSTALLATION CHARGES:  Commencing with the
     ---------------------------------------------------
Commencement Date and continuing through the Commitment Ending Date, WorldCom agrees to waive WorldCom domestic installation charges and LEC installation charges (collectively "INSTALLATION WAIVERS") in an amount not to exceed /***/ following the Commencement Date (THE "NEW SERVICE").

ENTIRE AGREEMENT: This Agreement (including any documents incorporated herein by
----------------
reference) constitutes the entire understanding between the parties and supersedes any prior agreements and proposals between the parties, whether oral or written, for Service provided hereunder.

WORLDCOM, INC.                      INTERCEPT COMMUNICATIONS
                                    TECHNOLOGIES, L.L.C.


/s/ Frank Grillo                        /s/ Mike Sulpy
-------------------------               ------------------------
(Authorized Signature)                  (Authorized Signature)

FRANK M. GRILLO                         MIKE SULPY
-------------------------               ------------------------
(Print Name)                            (Print Name)

  2/27/98                                 2/27/98
-------------------------               ------------------------
(Date Received)                         (Date Signed)

This agreement is valid if executed by Customer and returned to WorldCom within
                             45 days from 2/27/98.
Mail to: Sales Contract Admin., WorldCom, Inc., 47801-55 North, 5th Floor,
                               Jackson, MS 39211
------------------------
***Omitted pursuant to a request for confidential treatment and filed separately with the Commission.